Exhibit 13.2

Certification by the Principal Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Tuniu Corporation (the “Company”) on Form 20-F for the year ended December 31, 2022 as filed with the Securities and Exchange Commission on April 27, 2023, as amended by Amendment No. 1 thereto (the “Report”), I, Anqiang Chen, Financial Controller of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)            The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)            The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	December 28, 2023

/s/ Anqiang Chen
Signature

Financial Controller
Title